================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             ____________________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 16, 2001
                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                         MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                       000-09498                    76-0437769
(State or other                (Commission File              (I.R.S. Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)

                             1331 Lamar, Suite 1455
                             Houston, Texas  77010
          (Address of principal executive offices, including zip code)

                                 (713) 650-1025
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5. OTHER ITEMS.

        On May 16, 2001, Mission Resources Corporation (the "REGISTRANT") completed its merger with Bargo Energy Company pursuant to the Agreement and Plan of Merger executed by the parties on January 24, 2001. In May 2001, the Registrant completed the sale of $125.0 million of 10 7/8% Senior Subordinated Notes due 2007 pursuant to a Rule 144A private placement offering.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (B)  PRO FORMA FINANCIAL INFORMATION.

        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL AND OTHER DATA

        The unaudited pro forma condensed combined statement of operations of Mission Resources for the six month period ended June 30, 2001 give effect, using the purchase method of accounting, to the merger of Bellwether with Bargo and the issuance of $125 million of 10 7/8% senior subordinated notes as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed combined statement of operations also gives effect to Bargo's sale of its Coles Levee California properties and Bargo's February 2001 auction sale of non-core oil and gas properties as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed combined statement of operations is presented based upon the historical consolidated financial statements of Bellwether and Bargo and should be read in conjunction with such financial statements and the related notes thereto. The unaudited pro forma condensed combined statement of operations is based upon assumptions and include adjustments as explained in the notes thereto. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of the financial results that would have occurred had the merger or the offering been effective on and as of the dates indicated and should not be viewed as indicative of future operations.

                       UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS OF MISSION RESOURCES CORPORATION

                                                   SIX MONTHS ENDED JUNE 30, 2001

                                                             (UNAUDITED)
                                           (amounts in thousands,  except per share data)

                                             Mission                            Bargo
                                      ---------------------   -------------------------------------------   Mission
                                                  Pro Forma                         Pro Forma              Pro Forma   Pro Forma
REVENUES:                             Historical  Adjustment  Adjusted  Historical  Adjustment   Adjusted  Adjustments  Combined
   Oil and gas revenues                $ 65,718   $     -      $65,718    $42,501   $(2,465)(b)  $40,036   $        -    $105,754

   Gas plant revenues                     3,123         -       3,123           -         -            -            -       3,123
   Interest and other income,
     including hedge gain                   217         -         217         139         -          139            -         356
                                       --------   -------     -------     -------   -------      -------   ----------    --------
                                         69,058         -      69,058      42,640    (2,465)      40,175            -     109,233
COSTS AND EXPENSES:
   Production expenses                   19,650         -      19,650      15,692      (733)(b)   14,959            -      34,609
   Transportation costs                      50         -          50          35         -           35                       85
   Gas plant expenses                     1,412         -       1,412           -         -            -            -       1,412
   Mining venture costs                     866         -         866                                                         866
   Depreciation, depletion and                                                                                      -
     amortization                        19,307         -      19,307       4,730      (179)(b)    4,551      (22,990)(c)
                                                                    -           -         -            -       26,691 (d)  27,559
   Loss on sale of Ecuador               11,221         -      11,221           -         -                                11,221
   Commodity derivative transactions          -         -           -       1,903         -        1,903                    1,903
   General and administrative expenses    6,015         -       6,015       3,687         -        3,687         (200)(e)
                                                                                                                   63 (f)
                                                                                                                 (863)(g)   8,702
   Interest expense, including interest
     rate swap mark to mkt                9,832         -       9,832       1,736      (297)(b)    1,439        6,469 (h)
                                                                                                                  208 (i)
                                                                                                                 (793)(j)
                                                                                                                  350 (k)
                                                                                                                  (60)(l)  17,445




                                                  Mission                            Bargo
                                      --------------------------------  ---------------------------------   Mission
                                                  Pro Forma                         Pro Forma              Pro Forma   Pro Forma
REVENUES:                             Historical  Adjustment  Adjusted  Historical  Adjustment   Adjusted  Adjustments  Combined
   Amortization of goodwill and
     intangible assets                      268           -        268           -        -            -       847 (m)      1,115
                                       --------   ---------   --------    --------  -------      -------   -------       --------
                                         68,621           -     68,621      27,783   (1,209)      26,574     9,722        104,917
                                       --------   ---------   --------    --------  -------      -------   -------       --------
Income (loss) before income taxes           437           -        437      14,857   (1,256)      13,601    (9,722)         4,316

Provision (benefit) for income
  taxes (@.39%)                              48           -         48       6,552   (1,336)(a)    5,216    (3,461)(a)      1,803
                                       --------   ---------   --------    --------  -------      -------   -------       --------
NET INCOME  FROM CONTINUING OPERATONS       389           -        389       8,305       80        8,385    (6,261)         2,513

REDEEMABLE PREFERRED STOCK DIVIDENDS,
 INCLUDING ACCRETION                          -           -          -      (2,363)       -       (2,363)    2,363 (n)          -
                                       --------   ---------   --------    --------  -------      -------   -------       --------
INCOME  FROM CONTINUING OPERATONS
 ALLOCABLE TO COMMON SHAREHOLDERS*     $    389           -    $   389     $ 5,942  $    80      $ 6,022  $ (3,898)      $  2,513
                                       ========   =========   ========    ========  =======      =======   =======       ========
Adjusted Net income per share              0.02                   0.02                                                       0.11
                                       ========               ========                                                   ========
Adjusted Net income per share
 diluted                                   0.02                   0.02                                                       0.10
                                       ========               ========                                                   ========
Weighted average common shares
 outstanding                             23,514                 23,514                                                     23,514
                                       ========               ========                                                   ========
Weighted average common shares
 outstanding - diluted                   23,951                 23,951                                                     23,951
                                       ========               ========                                                   ========


                        MISSION RESOURCES CORPORATION
      NOTES TO UNAUDITED PRO FORM CONDENSED COMBINED FINANCIAL STATEMENTS


(a) To adjust income taxes for pro forma adjustments for the period presented utilizing the applicable statutory tax rate.

(b) To record the following Bargo divestitures as if they had occurred at the beginning of the period presented: a) Coles Levee divestiture (closed January 2001), b) February Action (closed February 2001).

(c) To record the reversal of Bargo's and Bellwether's historical depreciation, depletion and amortization expense pertaining to the companies' oil and gas properties and goodwill associated with Bargo's historical acquisitions.

(d) To record pro forma depreciation, depletion and amortization on the combined estimated fair value of the depreciable and depletable oil and gas assets of Bellwether and Bargo for the period presented.

(e) To adjust fees Mission will be charged in connection with its accounting and technology service agreement with Novistar, net of costs Bargo had paid for similar services with Novistar and another outsource service provider.

(f) To record the amortization of the eighteem month non-competition agreement between Mission and the Chairman & Chief Executive Officer of Bargo.

(g) Remove from G&A merger related costs paid by Bargo in first quarter 2001, as they are included in the deal costs accrued for proforma purposes.

(h) To record interest expense for debt incurred under the revolving credit facility by Mission Resources in connection with the Bargo acquisition and in connection with the issuance of 10 7/8% subordinated notes for the period presented.

(i) To record the amortization of Mission's bond issuance costs. Such costs will be amortized over the six-year term of the bonds.

(j) To record the reversal Bellwether's and Bargo's historical credit facility cost amortization.

(k) To record the amortization of Mission's debt issue costs incurred in connection with the merger for the period presented. The debt issuance costs will be amortized over a period of three years.

(l)  To record amortization of the bond premium.
                                                                     .
(m) To record amortization of goodwill over 20 years associated with the acquisition of Bargo.

(n) To record the reversal of Bargo's dividends on preferred stock, as such preferred stock will be converted in the acquisition of Bargo.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BELLWETHER EXPLORATION COMPANY



Date:  August 29, 2001            By:   /s/ Ann Kaesermann
                                        ---------------------
                                  Ann Kaesermann
                                  Vice President--
                                  Chief Accounting Officer